                                POWER OF ATTORNEY

      Know all by these presents that the  undersigned  hereby  constitutes  and appoints  Walter  Killough,  Stephen A.  Feldman and Marc G.  Schuback,  signing singly, the undersigned's true and lawful attorney-in-fact to:

(1)   execute  for  and on  behalf  of  the  undersigned,  in the  undersigned's capacity as a director of dELiA*s, Inc. (the "Company"),  Forms 3, 4 and 5 in accordance  with Section 16(a) of the  Securities  Exchange Act of 1934 and the rules thereunder; and

(2)   do and perform any and all acts for and on behalf of the undersigned which may be  necessary  or desirable to complete and execute any such Form 3, 4 or 5, complete and execute any amendment or amendments thereto, and timely file such form with the United States  Securities and Exchange  Commission and any stock exchange or similar authority; and

      The undersigned hereby grants to each such attorney-in-fact full power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned acknowledges that the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned, are not assuming any of  the  undersigned's  responsibilities  to  comply  with  Section  16  of  the
Securities Exchange Act of 1934.

      This Power of  Attorney  shall  remain in full force and effect  until the undersigned  is no longer  required to file Forms 3, 4 and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorneys-in-fact.

                          [SIGNATURE ON FOLLOWING PAGE]

      IN WITNESS  WHEREOF,  the undersigned has caused this Power of Attorney to be executed as of this 20th day of November, 2007.

                                    /s/ Paul J. Raffin
                                    ------------------
                                    Paul J. Raffin